UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Report to Stockholders.

(a)	Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

June 30, 2023

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Proxy & Portfolio Information	34
Dividend Reinvestment Plan	35
Corporate Information	36
Privacy Notice	37
Directors and Officers	38

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of June 30, 2023

Dear Shareholders,

We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in the Ares Management Corporation ("Ares") platform through your investment in ARDC.

In the first six months of 2023, the Ares management team at ARDC employed a thoughtful and disciplined approach to navigating the uncertainty in the capital markets by seeking to reduce the risk in the portfolio while also positioning the Fund to have the opportunity to benefit from higher market rates. This letter provides our assessment of the market environment, our portfolio strategy and future investment opportunities for ARDC.

Economic Conditions and Market Update

After experiencing significant volatility in 2022, asset prices in the broader capital markets rallied in the first half of 2023 as inflation eased and the Federal Reserve (the "Fed") appeared to be near the end of its historic monetary tightening cycle. Despite the broader firming of the capital markets during 2023, periods of short-lived volatility complicated the first half of the year, including, for example, the regional banking crisis and the U.S. government debt ceiling standoff. However, the impacts of these events have been largely offset by progress toward a possible "soft landing" of the economy.

As mentioned, the Fed has continued its tightening regime, increasing the Federal Funds target rate in the first half of the year by an additional 75 basis points (bps) to 5.25%.1 The continued expansion of market rates resulted in tepid new issuance volumes as the disparity between issuer expectations and required market rates continued to impact activity levels. Specifically, in the leveraged loan and high yield bond markets, respectively, new issuance loan volume declined 41% year-over-year in the first half of 2023,2 and high yield bond transaction volumes in the first half of 2023 were among the slowest since 2009. While new deal activity remained below historical levels, overall credit quality remained strong, supported by healthy corporate earnings and stable overall labor markets. Default rates for leverage loans and high yield bonds ended the first half of 2023 at 1.64% and 2.41%, respectively, below their respective long-term historical averages.3 Against this more positive market tone, high yield bonds, leveraged loans and the S&P 500 delivered total returns of 5.42%,4 6.33%5 and 16.88%,6 respectively.

Consistent with the broader credit markets, collateralized loan obligations ("CLOs") experienced slow new issuance volumes, but compelling performance, in the first six months of 2023. U.S. new CLO issuance volume of $55.7 billion across 129 deals during the first half of 2023 decreased 24% over the same period last year,7 reflecting the low supply of newly issued leveraged loans. With respect to performance, CLOs outperformed similarly rated assets with BB CLOs generating total returns of 8.44% in the first half of the year.8

Looking forward, while many market participants are taking the view that the economy remains resilient amid declining inflation and a robust job market, the underlying inflation and recession dynamic still indicates a risk of further volatility in the second half of 2023. Loan and high yield default rates could increase toward their historical averages (or higher) given the level of market rates and the Fed's continued efforts to slow the economy. As we look to the months ahead, we anticipate increased dispersion in credit fundamentals and remain acutely focused on security selection both in seeking to outperform against the upcoming default cycle, as well as to avoid the significant downdraft in price and liquidity that we have seen when a company misses forecasted earnings.9

Portfolio Positioning and Performance

With respect to our portfolio positioning, our overarching focus over the first six months of the year was to continue to reduce risk in the portfolio by moving towards higher quality, shorter dated investments. This enabled us to benefit from higher market rates, while reducing the risk associated with the inverted yield curve. ARDC ended the first half of the year with 42.2% of the portfolio in first lien loans and bonds, an increase from 31.6% as of December 31, 2022, and maintained over half of our portfolio in BB or higher rated investments.

Since one of our 2023 goals is to further reduce the already low duration of our portfolio, we increased our portfolio's allocation to loans from 18.6% at year-end 2022 to 30.9% as of June 30, 2023, and decreased our portfolio's allocation to corporate bonds from 51.3% at year-end 2022 to 42.0% as of June 30, 2023. We also reduced the duration of our bond portfolio to an effective duration that is 19% lower than the broader high yield index as of June 30, 2023.10 As a result of these actions, the effective duration of the entire portfolio decreased by 27% to 1.28 as of June 30, 2023.

As it relates to our positioning in CLOs, we maintained a relatively consistent allocation to CLO debt and equity throughout the first half of 2023. We remain constructive on this asset class as we believe the non-mark-to- market nature of CLO

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2023

capital structures, active credit management, conservative leverage, and flexibility to capture value during periods of loan market dislocations should ultimately be accretive to returns for our investors. Furthermore, we believe CLOs offer attractive risk adjusted returns with materially higher spreads for comparable ratings. For example, BB-rated CLO debt offers over 400 bps of yield premium for similarly rated loans.11 Underpinning our positive view of the opportunity are our deep credit capabilities and experience managing these assets, which includes the tracking of every loan held within every CLO the Fund holds on a daily basis.

We believe ARDC is well positioned in this environment due to our strategy of maintaining a highly diversified portfolio with low duration. Reflecting this disciplined approach to risk management, our portfolio is diversified across 228 issuers and 23 industries. The average position size across ARDC is 0.4% and the largest position is 1.4%.12 As a testament to our strong underwriting, we have incurred no defaults across our loan, high yield and CLO securities since COVID-19 began in 2020.13

Supported by ARDC's positioning and our portfolio investment allocations, ARDC's performance remained strong through the first six months of 2023. ARDC's market-price based total returns of 12.25% compared favorably to our peer set median of 8.18%,14 and ARDC's net investment total returns of 8.09% were also higher than the peer set median of 7.04%.15 Over longer time horizons, including the past one, three and five years ended June 30, 2023, ARDC has outperformed the peer set median based on both market and net investment total returns.14,15

Looking Ahead

As we look ahead into the second half of 2023, we are continuing to closely monitor macroeconomic conditions and proactively manage exposures to identify relative value opportunities created by shifts in sentiment on rates, growth expectations, and idiosyncratic credit news. We believe ARDC is well positioned in this environment as we continue to leverage the strengths of the Ares platform, including our tenured portfolio managers and quantitative risk team, to remain active and tactical in our rotation among asset classes, sectors and specific credits.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares, or any of its products or services.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2023

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index was launched on December 31, 2000, with backtested performance available from December 31, 1996. The index was calculated on a monthly basis from January 1, 1997 until December 31, 1998. From January 1, 1999 until March 30, 2007 it was calculated on a weekly basis. Since March 30, 2007 it has been calculated daily.

REF: TC- 03456

1 Board of Governors of the Federal Reserve System (US), Federal Funds Effective Rate and Federal Funds Target Range — Upper Limit, retrieved from FRED, Federal Reserve Bank of St. Louis, June 30, 2023.

2 S&P Global, LCD Quarterly Review, Second Quarter 2023.

3 J.P. Morgan Default Monitor, July 5, 2023. Represents the par weighted default rate for the respective asset classes. Historical averages based on the 25-year average default rate for high yield bonds and leveraged loans of 3.0% and 2.9%, respectively.

4 Measured by the ICE BofA High Yield Master II Index ("H0A0").

5 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

6 Bloomberg as of June 30, 2023.

7 J.P. Morgan CLO Issuance Package as of June 30, 2023.

8 J.P. Morgan CLOIE Monitor as of June 30, 2023.

9 Projections and forward looking statements are not reliable indicators of future events and no guarantee or assurance is given that such activities will occur as expected or at all.

10 As of June 30, 2023. Represented by the ICE BofA High Yield Master II Index ("H0A0").

11 J.P. Morgan CLOIE Monitor and Morningstar LSTA US Leveraged Loan Index Factsheet as of June 30, 2023.

12 As of June 30, 2023. Diversification does not assure profit or protect against market loss.

13 Not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

14 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW and KIO. Past performance is not indicative of future results.

15 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW and KIO. Past performance is not indicative of future results.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

June 2023

Fund Highlights as of 6.30.23

Weighted Average Floating Coupon[1]	8.98%
Weighted Average Bond Coupon[2]	7.08%
Distribution Rate[3]	10.95%
Monthly Dividend Per Share[4]	$0.1125

1 The weighted-average gross interest rate on the pool of loans as of June 30, 2023.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the June 30, 2023 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's June 2023 dividend of $0.1125 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 6.30.23

Caesars Entertainment Inc	1.38%
Uber	1.28%
Power Solutions	1.22%
Chart Industries	1.10%
Sprint	1.06%
Internet Brands	1.02%
Ford Motor Credit Company	0.97%
AMF Bowlmor	0.95%
HCA Healthcare Inc	0.95%
Williams Cos Inc/The	0.92%

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 6.30.23

	ARDC NAV	ARDC Market
1 Month	2.07%	5.53%
Year to Date	8.09%	12.25%
3 Years	7.12%	10.43%
5 Years	2.98%	3.59%
Since Inception*	4.63%	3.98%

* Since Inception of fund (11/27/2012).
Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Current Portfolio Mix as of 6.30.23

55.3% Floating Rate

This data is subject to change on a daily basis. As of 6.30.23, the Fund held a negative traded cash balance of -2.2%.

Industry Allocation6 as of 6.30.23

6 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 50.4%(b)(c)(d)

	Principal Amount(a)	Value(a)
Automobiles & Components 1.8%
Clarios Global, LP, 1st Lien Term Loan, 1M SOFR + 3.75%, 8.85%, 05/06/2030	$2,813	$2,803
Wand Newco 3, Inc., 1st Lien Term Loan, 1M LIBOR + 2.75%, 7.94%, 02/05/2026(e)	2,996	2,967
		5,770
Capital Goods 5.0%
Chart Industries, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 8.94%, 03/15/2030(e)	4,391	4,378
Gates Global, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.60%, 11/16/2029	2,978	2,975
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.22%, 01/21/2028	2,500	2,487
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.50%, 8.60%, 01/21/2028	1,492	1,491
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 8.94%, 02/16/2028	2,791	2,774
Tutor Perini Corp., 1st Lien Term Loan, 3M SOFR + 4.75%, 10.25%, 08/18/2027	1,745	1,562
		15,667
Commercial & Professional Services 1.5%
Eagle Parent Corp., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.49%, 04/02/2029	3,022	2,941
GFL Environmental, Inc., 1st Lien Term Loan (Canada), 1M SOFR + 3.00%, 8.15%, 05/31/2027	1,849	1,848
		4,789
Consumer Durables & Apparel 1.9%
Hanesbrands, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 8.85%, 03/08/2030(f)	2,534	2,540
Topgolf Callaway Brands Corp., 1st Lien Term Loan, 1M SOFR + 3.50%, 8.70%, 03/15/2030	3,491	3,486
		6,026
Consumer Services 8.4%
Belfor Holdings, Inc., 1st Lien Term Loan, 04/06/2026(e)(f)	421	421
Belfor Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 4.00%, 9.22%, 04/06/2026	994	991

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Belron Finance US, LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 7.83%, 04/18/2029(e)	$2,230	$2,229
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 14.73%, 03/08/2024	1,971	1,823
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.10%, 01/27/2029	1,234	1,217
Global Education Management Systems Establishment, 1st Lien Term Loan (Cayman Islands), 3M SOFR + 5.00%, 10.53%, 07/31/2026	3,517	3,518
Raptor Acquisition Corp., 1st Lien Term Loan (Canada), 3M LIBOR + 4.00%, 9.52%, 11/01/2026	3,744	3,728
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.20%, 12/15/2027	726	721
Kingpin Intermediate Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.65%, 02/08/2028(e)	4,946	4,907
Penn Entertainment, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 7.95%, 05/03/2029	2,985	2,973
Whatabrands, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 8.47%, 08/03/2028	2,481	2,463
Wyndham Hotels and Resorts, Inc., 1st Lien Term Loan, 1M SOFR + 1.75%, 6.95%, 04/08/2027(f)	1,479	1,457
		26,448
Energy 1.5%
Gulf Finance, LLC, 1st Lien Term Loan, 1M SOFR + 6.75%, 12.00%, 08/25/2026	2,985	2,895
Whitewater Whistler Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 8.15%, 02/15/2030	1,750	1,747
		4,642
Financial Services 1.9%
Axalta Coating Systems Dutch Holding B B.V., 1st Lien Term Loan, (Netherlands), 3M SOFR + 3.00%, 8.24%, 12/20/2029	1,384	1,385
Focus Financial Partners, LLC, 1st Lien Term Loan, 06/30/2028(e)	2,285	2,268
Motion Acquisition Ltd., 1st Lien Term Loan (Great Britain), 11/12/2026(e)	312	309

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Motion Acquisition Ltd., 1st Lien Term Loan (Great Britain), 3M LIBOR + 3.25%, 8.79%, 11/12/2026(e)	$2,188	$2,167
		6,129
Food & Beverage 3.3%
Chobani, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.72%, 10/25/2027	2,977	2,957
Froneri Lux Finco SARL, 1st Lien Term Loan (Luxembourg), 6M EURIBOR + 2.13%, 5.07%, 01/29/2027	€3,000	3,181
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 4.75%, 9.99%, 10/27/2027	$2,977	2,832
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 12.42%, 12/21/2028	1,635	1,308
		10,278
Healthcare Equipment & Services 3.9%
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 3M SOFR + 3.25%, 8.59%, 05/10/2027	2,476	2,399
Ensemble RCM, LLC, 1st Lien Term Loan, 08/03/2026(e)	1,300	1,298
Fortrea Holdings, Inc., 1st Lien Term Loan, 06/12/2030(e)	600	600
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 11.65%, 10/15/2029	2,796	2,629
Medline Borrower, LP, 1st Lien Term Loan, 1M SOFR + 3.25%, 8.35%, 10/23/2028	2,494	2,463
Sotera Health Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 2.75%, 8.02%, 12/11/2026	3,000	2,949
		12,338
Household & Personal Products 0.9%
Sunshine Luxembourg VII SARL, 1st Lien Term Loan (Luxembourg), 10/01/2026(e)	3,000	2,980
Insurance 1.4%
HUB International, Ltd., 1st Lien Term Loan, 06/20/2030(e)	4,530	4,538
Materials 1.8%
Ineos US Finance, LLC, 1st Lien Term Loan, 1M EURIBOR + 4.00%, 7.42%, 11/08/2027	€1,102	1,182

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Ineos US Finance, LLC, 1st Lien Term Loan, 3M SOFR + 3.50%, 8.70%, 02/18/2030	$1,500	$1,490
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 4.00%, 8.99%, 04/03/2028	1,000	990
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 2.75%, 7.90%, 10/01/2025	2,064	2,062
		5,724
Media & Entertainment 3.3%
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.60%, 11/27/2028	3,327	3,316
Formula One Management Ltd., 1st Lien Term Loan (Great Britain), 1M SOFR + 3.00%, 8.10%, 01/15/2030	2,000	1,999
Lamar Media Corp., 1st Lien Term Loan, 1M LIBOR + 1.50%, 6.69%, 02/05/2027	1,035	1,012
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.49%, 06/24/2029	992	988
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 7.95%, 05/18/2025	2,980	2,970
		10,285
Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Precision Medicine Group, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 8.34%, 11/18/2027(f)	2,992	2,865
Software & Services 7.4%
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.20%, 08/19/2028	3,474	3,284
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.45%, 08/19/2028	998	947
Byju's Alpha, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 12.93%, 11/24/2026	1,158	722
CDK Global Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.49%, 07/06/2029	2,608	2,599
Ivanti Software, Inc., 1st Lien Revolving Loan, PRIME + 2.75%, 11.00%, 12/01/2025(f)(g)	250	—
MH Sub I, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.40%, 05/03/2028	5,500	5,269

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Open Text Corp., 1st Lien Term Loan (Canada), 1M SOFR + 3.25%, 8.75%, 01/31/2030	$4,030	$4,046
Proofpoint, Inc., 2nd Lien Term Loan, 3M SOFR + 6.25%, 11.40%, 08/31/2029(f)	3,000	3,000
Quartz Acquireco, LLC, 1st Lien Term Loan, 04/14/2030(e)(f)	2,500	2,497
Quest Software US Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.45%, 02/01/2029(e)	925	715
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 12.70%, 02/01/2030	659	431
		23,510
Technology Hardware & Equipment 0.7%
Emerald Debt Merger Sub, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 8.26%, 05/31/2030(e)	2,276	2,273
Telecommunication Services 0.9%
Lumen Technologies, Inc., 1st Lien Term Loan, 1M SOFR + 2.00%, 7.22%, 01/31/2025	2,912	2,768
Transportation 2.9%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 10.00%, 04/20/2028	3,846	3,923
Apple Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.10%, 09/22/2028	2,244	2,231
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M SOFR + 3.75%, 8.80%, 10/20/2027	1,800	1,868
Uber Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 2.75%, 8.03%, 03/03/2030	995	994
		9,016
Utilities 1.0%
CQP Holdco, LP, 1st Lien Term Loan, 3M LIBOR + 3.75%, 8.66%, 06/05/2028	3,283	3,275
Total Senior Loans (Cost: $160,261)		159,321

Corporate Bonds 68.5%

	Principal Amount(a)	Value(a)
Automobiles & Components 1.1%
Clarios Global, LP, 6.75%, 05/15/2025(d)	$2,000	$2,001
Clarios Global, LP, 8.50%, 05/15/2027(d)	1,500	1,503
		3,504
Capital Goods 3.9%
Chart Industries, Inc., 7.50%, 01/01/2030(d)	1,000	1,020
Chart Industries, Inc., 9.50%, 01/01/2031(d)	250	265
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	2,500	1,963
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	3,000	2,834
Tutor Perini Corp., 6.88%, 05/01/2025(d)	1,000	829
United Rentals North America, Inc., 6.00%, 12/15/2029(d)	2,791	2,784
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030(d)	2,000	1,611
VistaJet Malta Finance PLC, (Switzerland), 9.50%, 06/01/2028(d)	1,000	919
		12,225
Commercial & Professional Services 0.5%
Clean Harbors, Inc., 6.38%, 02/01/2031(d)	1,600	1,610
Consumer Discretionary Distribution & Retail 1.5%
Bath & Body Works, Inc., 6.63%, 10/01/2030(d)	1,000	966
Bath & Body Works, Inc., 9.38%, 07/01/2025(d)	1,151	1,222
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,428
		4,616
Consumer Services 11.4%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	$3,250	3,235
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	2,773	2,837
Caesars Resort Collection, LLC, 5.75%, 07/01/2025(d)	1,000	1,012
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	1,250	1,209

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Golden Entertainment, Inc., 7.63%, 04/15/2026(d)	$3,750	$3,766
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(d)	3,500	3,446
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025(d)	2,861	2,861
IRB Holding Corp., 7.00%, 06/15/2025(d)	1,173	1,179
Lottomatica SpA, (Italy), 7.13%, 06/01/2028(d)	€2,482	2,764
MGM Resorts International, 6.75%, 05/01/2025	$4,000	4,010
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(d)	2,517	2,530
VICI Properties LP, 5.63%, 05/01/2024(d)	888	883
VICI Properties LP, 5.75%, 02/01/2027(d)	3,000	2,936
Viking Cruises Ltd., 9.13%, 07/15/2031(d)	3,224	3,257
		35,925
Consumer Staples Distribution & Retail 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	1,500	1,525
Energy 13.7%
Antero Resources Corp., 7.63%, 02/01/2029(d)	2,222	2,254
Ascent Resources Utica Holdings, LLC, 8.25%, 12/31/2028(d)(h)	2,501	2,459
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	1,500	1,485
Blue Racer Midstream, LLC, 7.63%, 12/15/2025(d)	2,000	2,022
Callon Petroleum Co., 7.50%, 06/15/2030(d)	1,000	944
Callon Petroleum Co., 8.00%, 08/01/2028(d)	1,000	989
Citgo Holding, Inc., 9.25%, 08/01/2024(d)	1,750	1,750
Citgo Petroleum Corp., 7.00%, 06/15/2025(d)	2,250	2,208
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,757
Enviva Partners, LP, 6.50%, 01/15/2026(d)	2,500	1,969
EQM Midstream Partners, LP, 6.50%, 07/01/2027(d)	750	740

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
EQM Midstream Partners, LP, 6.50%, 07/15/2048	$1,500	$1,356
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(d)	1,284	1,179
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(d)	1,500	1,434
NGL Energy Operating, LLC, 7.50%, 02/01/2026(d)	3,095	3,048
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,023
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	3,000	2,994
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	1,061	737
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030(d)	750	761
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027(d)	750	780
Western Midstream Operating, LP, 5.50%, 02/01/2050	2,125	1,740
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,747
		43,376
Equity Real Estate Investment Trusts (REITs) 1.7%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(d)	2,500	2,290
Iron Mountain, Inc., 5.63%, 07/15/2032(d)	3,500	3,131
		5,421
Financial Services 2.2%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,074
Ford Motor Credit Co., LLC, 6.80%, 05/12/2028	2,500	2,504
Ford Motor Credit Co., LLC, 6.95%, 06/10/2026	1,000	1,006
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,497
		7,081
Food & Beverage 0.3%
Chobani LLC, Inc., 7.50%, 04/15/2025(d)	1,000	995
Healthcare Equipment & Services 2.1%
Fortrea Holdings, Inc., 7.50%, 07/01/2030(d)	1,667	1,706

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
HCA, Inc., 7.69%, 06/15/2025	$4,750	$4,880
		6,586
Materials 7.6%
Avient Corp., 7.13%, 08/01/2030(d)	1,500	1,513
Celanese US Holdings, LLC, 5.90%, 07/05/2024	1,500	1,497
Celanese US Holdings, LLC, 6.05%, 03/15/2025	1,500	1,494
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,498
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(d)	1,250	1,230
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	2,500	2,439
Kobe US Midco 2, Inc., 9.25%, 11/01/2026(d)(i)	1,334	880
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	3,000	3,007
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(d)	1,500	1,486
Sealed Air Corp., 6.13%, 02/01/2028(d)	1,600	1,588
Summit Materials, LLC, 6.50%, 03/15/2027(d)	2,750	2,733
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(d)	1,500	1,556
		23,921
Media & Entertainment 7.2%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029(d)	3,500	2,712
Belo Corp., 7.25%, 09/15/2027	3,250	3,120
CCO Holdings, LLC, 6.38%, 09/01/2029(d)	4,000	3,768
CSC Holdings, LLC, 7.50%, 04/01/2028(d)	2,500	1,425
Gray Television, Inc., 7.00%, 05/15/2027(d)	4,500	3,828
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(d)	3,250	3,268
Nexstar Broadcasting Inc, 5.63%, 07/15/2027(d)	2,000	1,865
Univision Communications, Inc., 6.63%, 06/01/2027(d)	1,500	1,450
Univision Communications, Inc., 7.38%, 06/30/2030(d)	1,500	1,428
		22,864

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027(d)	$2,500	$2,504
Software & Services 1.6%
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,628
Sabre GLBL, Inc., 7.38%, 09/01/2025(d)	2,750	2,441
		5,069
Technology Hardware & Equipment 1.6%
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,388
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,545
Emerald Debt Merger Sub LLC, 6.38%, 12/15/2030(d)	€861	936
		4,869
Telecommunication Services 5.8%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	$2,000	1,211
Altice France S.A., (France), 8.13%, 02/01/2027(d)	500	431
AT&T, Inc., 3.50%, 06/01/2041	2,500	1,913
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026(d)	2,450	2,380
Iliad Holding S.A.S, (France), 6.50%, 10/15/2026(d)	3,000	2,832
Iliad Holding S.A.S, (France), 7.00%, 10/15/2028(d)	1,000	922
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027(d)	2,500	2,337
Sprint, LLC, 7.63%, 03/01/2026	5,250	5,454
Telesat Canada, (Canada), 5.63%, 12/06/2026(d)	1,000	617
Telesat Canada, (Canada), 6.50%, 10/15/2027(d)	913	367
		18,464
Transportation 4.2%
AAdvantage Loyality IP Ltd., 11.75%, 07/15/2025(d)	750	822
GLP Capital, LP, 5.38%, 04/15/2026	3,000	2,937
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	4,000	4,009

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Uber Technologies, Inc., 7.50%, 05/15/2025(d)	$3,000	$3,035
Uber Technologies, Inc., 7.50%, 09/15/2027(d)	1,000	1,023
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	1,500	1,529
		13,355
Utilities 0.8%
Vistra Operations Co., LLC, 5.50%, 09/01/2026(d)	2,000	1,924
Vistra Operations Co., LLC, 5.63%, 02/15/2027(d)	750	719
		2,643
Total Corporate Bonds (Cost: $227,810)		216,553

Collateralized Loan Obligations 47.7%(d)(f)

Collateralized Loan Obligations — Debt 34.4%(b)(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 11.10%, 04/30/2031	2,000	1,718
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 10.76%, 04/25/2031	3,000	2,583
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 13.51%, 11/27/2031	775	430
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.86%, 12.12%, 07/25/2034	3,000	2,784
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 11.58%, 10/17/2032	2,500	2,198
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 13.07%, 04/23/2035	1,000	908
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 13.51%, 04/18/2033	3,000	2,895
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 11.77%, 10/23/2034	2,000	1,763
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 11.91%, 10/15/2036	1,000	918
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 11.01%, 07/15/2031	750	622

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 11.25%, 04/20/2031	$3,000	$2,443
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 11.75%, 10/20/2034	1,000	893
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 12.55%, 04/20/2034	1,750	1,613
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 11.86%, 10/15/2034	1,500	1,407
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 11.51%, 10/15/2034	2,000	1,814
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 11.62%, 01/23/2035	2,406	2,157
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.62%, 10/23/2031	2,000	1,607
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 12.60%, 04/20/2030	3,875	2,626
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 11.16%, 04/15/2031	5,000	3,788
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 10.80%, 04/15/2029	2,000	1,736
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 11.07%, 08/15/2031	3,000	2,453
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 11.11%, 10/15/2030	3,000	2,514
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.76%, 10/15/2035	2,000	1,758
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 12.96%, 10/20/2033	3,000	2,959
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 12.05%, 04/20/2034	1,500	1,443
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.75%, 10/20/2034	1,750	1,665
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 11.25%, 01/20/2034	1,000	966
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 13.25%, 01/20/2034	1,000	852

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 13.54%, 10/17/2034	$1,700	$1,693
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 12.20%, 10/20/2034	1,000	943
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 12.63%, 01/28/2030	2,000	1,535
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 11.02%, 07/22/2031	1,200	881
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 11.41%, 07/15/2034	1,000	900
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 11.26%, 10/15/2031	3,750	2,710
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 12.30%, 10/20/2029	3,000	1,969
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 13.04%, 10/22/2030	2,500	1,945
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.80%, 07/29/2030	1,500	1,410
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 12.86%, 07/15/2030	1,000	836
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 11.47%, 01/22/2031	3,000	2,858
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 11.35%, 04/20/2032	1,500	1,432
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 12.04%, 04/15/2035	1,000	948
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 11.41%, 07/15/2033	1,000	958
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.66%, 04/17/2034	2,000	1,924
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.39%, 04/15/2035	1,500	1,409
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 11.34%, 06/15/2031	2,000	1,507
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.50%, 04/20/2034	1,500	1,420

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 12.03%, 04/15/2031	$2,000	$1,768
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.50%, 07/02/2035	1,000	969
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.67%, 10/22/2036	1,000	986
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.63%, 02/20/2034	3,000	2,913
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 13.15%, 01/20/2032	2,750	2,229
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.15%, 11.40%, 10/20/2034	1,250	1,230
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 12.11%, 07/20/2034	1,000	848
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.60%, 04/20/2034	2,000	1,857
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 11.45%, 01/29/2032	3,000	2,869
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 11.51%, 01/15/2034	2,250	2,064
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 11.46%, 04/15/2034	1,250	1,177
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 11.51%, 04/25/2032	1,000	943
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 11.97%, 10/20/2028	700	557
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.60%, 07/20/2030	2,025	1,340
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 12.17%, 04/20/2032	2,000	1,405
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.45%, 11.50%, 10/20/2031	3,000	2,234
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 6.16%, 11.14%, 10/18/2031	2,750	2,341
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.46%, 11.51%, 10/20/2031	3,000	2,216
		108,737

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Collateralized Loan Obligations — Equity 13.3%
AIMCO CLO XI, Ltd., (Cayman Islands), 24.31%, 10/17/2034	$1,985	$1,729
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.80%, 01/17/2035	1,150	913
Allegro CLO V, Ltd., (Cayman Islands), 3.37%, 10/16/2030	2,000	421
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 43.33%, 07/19/2034	1,250	784
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 18.26%, 04/18/2035	1,500	934
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 15.12%, 04/15/2032	1,000	483
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 8.82%, 10/15/2030	3,223	1,247
Cedar Funding CLO V, Ltd., (Cayman Islands), 20.05%, 07/17/2031	2,546	1,585
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 14.98%, 10/17/2034	2,930	1,331
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 19.51%, 01/15/2032	375	179
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 18.22%, 10/20/2034	1,750	1,363
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 16.24%, 07/15/2034	2,250	1,629
Dryden 98 CLO, Ltd., (Cayman Islands), 18.16%, 04/20/2035	1,100	783
Elmwood CLO XI, Ltd., (Cayman Islands), 16.84%, 10/20/2034	1,200	1,020
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 06/25/2029	1,750	187
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.51%, 04/17/2034	2,000	1,220
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	33
Invesco CLO 2021-3, Ltd., (Cayman Islands), 16.06%, 10/22/2034	1,130	692
LCM XV, LP, (Cayman Islands), 1.26%, 07/20/2030	5,875	682
Madison Park Funding LIII, Ltd., (Cayman Islands), 18.85%, 04/21/2035	2,000	1,644
Madison Park Funding LIX, Ltd., (Cayman Islands), 16.87%, 01/18/2034	2,250	1,789
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	8

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXII, Ltd., (Cayman Islands), 19.22%, 01/15/2033	$4,000	$2,476
Madison Park Funding XXXI, Ltd., (Cayman Islands), 19.47%, 01/23/2048	2,000	1,318
Madison Park Funding XXXII, Ltd., (Cayman Islands), 28.16%, 01/22/2048	2,000	1,156
Madison Park Funding, Ltd., (Cayman Islands), 04/21/2035	1,500	1,313
Magnetite XXVIII, Ltd., (Cayman Islands), 21.05%, 01/20/2035	2,500	2,031
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	125
OHA Credit Partners VII, Ltd., (Cayman Islands), 21.69%, 02/20/2034	2,672	1,296
OHA Credit Partners XIII Ltd., (Cayman Islands), 14.86%, 10/21/2034	1,000	649
OHA Credit Partners XVI, (Cayman Islands), 17.67%, 10/18/2034	1,635	1,271
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 20.58%, 01/20/2033	3,250	2,033
RR 19, Ltd., (Cayman Islands), 16.26%, 10/15/2035	2,350	1,870
Signal Peak CLO V, Ltd., (Cayman Islands), 6.71%, 04/25/2031	2,568	905
Signal Peak CLO VIII, Ltd., (Cayman Islands), 16.07%, 04/20/2033	4,000	2,662
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 8.85%, 01/20/2032	3,000	573
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	5,000	102
Wellman Park CLO, Ltd., (Cayman Islands), 14.64%, 07/15/2034	2,500	1,659
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		42,095
Total Collateralized Loan Obligations (Cost: $179,107)		150,832
Total Investments — 166.6% (Cost: $567,178)		$526,706
Liabilities in Excess of Other Assets — (66.6%)		(210,518)
Net Assets — 100.0%		$316,188

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2023 (Unaudited)
(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), the London Interbank Offered Rate ("LIBOR"), Euro InterBank Offered Rate ("EURIBOR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.

(c)  Variable rate coupon rate shown as of June 30, 2023.

(d)  Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of June 30, 2023 represented 146.9% of the Fund's net assets or 88.2% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Financial Statements).

(g)  As of June 30, 2023, the Fund had entered into the following commitment to fund a revolving senior secured loan. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving loan commitments.

Unfunded Issuer	Total Revolving commitment	Less: drawn commitment	Total undrawn commitment
Ivanti Software, Inc.	$250	$49	$201

(h)  When-Issued or delayed delivery investment based on typical market settlement convention for such security.

(i)  Includes a PIK provision.

  As of June 30, 2023, the aggregate cost of investments for federal income tax purposes was $567,240. Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$3,122
Gross unrealized depreciation	(43,656)
Net unrealized depreciation	$(40,534)

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)
(in thousands, except per share data)

Assets:
Investments, at value (cost $567,178)	$526,706
Cash and cash equivalents	2,775
Cash denominated in foreign currency, at value (cost $524)	545
Interest and principal receivable	8,245
Receivable for securities sold	6,220
Other assets	79
Total assets	544,570
Liabilities:
Mandatory redeemable preferred shares (liquidation preference $100,000, net of unamortized deferred issuance costs of $958)	99,042
Debt	98,756
Payable for securities purchased	27,992
Payable for investment advisory fees	730
Payable for interest expense and commitment fees	1,415
Accrued expenses and other payables	447
Total liabilities	228,382
Net assets	$316,188
Net assets consist of:
Paid-in capital	$440,537
Accumulated losses	(124,349)
Net assets	$316,188
Common shares:
Net assets	$316,188
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,915
Net asset value per share	$13.80

See accompanying Notes to Financial Statements.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended June 30, 2023 (Unaudited)
(in thousands)

Investment income:
Interest	$23,983
Total investment income	23,983
Expenses:
Interest and credit facility fees (Notes 6 and 7)	3,767
Investment advisory fees (Note 3)	2,342
Administrative services of the adviser (Note 3)	479
Other expenses	734
Total expenses	7,322
Tax expense (Note 9)	255
Total expenses	7,577
Net investment income	16,406
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized losses on investments	(9,335)
Net realized losses on foreign currency	(68)
Net unrealized gains on investments	17,631
Net unrealized losses on foreign currency	(135)
Net realized and unrealized gains on investments and foreign currency	8,093
Total increase in net assets resulting from operations	$24,499

See accompanying Notes to Financial Statements.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Increase (decrease) in net assets from operations:
Net investment income	$16,406	$29,947
Net realized losses on investments and foreign currency	(9,403)	(20,617)
Net unrealized gains/(losses) on investments and foreign currency	17,496	(55,435)
Net increase/(decrease) from operations	24,499	(46,105)
Distributions to shareholders from (Note 2):
Distributable earnings	(15,124)	(27,383)
Increase/(decrease) in net assets from operations and distributions	9,375	(73,488)
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase/(decrease) in net assets	9,375	(73,488)
Net Assets, beginning of period	306,813	380,301
Net Assets, end of period	$316,188	$306,813

See accompanying Notes to Financial Statements.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended June 30, 2023 (Unaudited)
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$24,499
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(152,508)
Proceeds from the sale of investments	112,011
Amortization and accretion of discounts and premiums, net	358
Amortization of debt & preferred shares issuance costs	161
Net realized losses on investments	9,335
Net unrealized gains on investments	(17,631)
Effect of exchange rate changes on debt	257
Changes in operating assets and liabilities:
Receivable for securities sold	(1,908)
Interest and principal receivable	527
Prepaid expenses	47
Payable for securities purchased	6,326
Payable for investment advisory fees	321
Interest and commitment fee payable	(457)
Accrued expenses and other fees	169
Net cash used by operating activities	(18,493)
Financing activities:
Borrowings on debt	64,749
Repayments on debt	(35,014)
Distributions paid to common shareholders	(15,124)
Net cash provided by financing activities	14,611
Net decrease in cash and cash equivalents	(3,882)
Cash and cash equivalents:
Beginning of period	7,202
End of period	$3,320
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and credit facility fees	$4,063

See accompanying Notes to Financial Statements.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per share data:
Net asset value, beginning of period	$13.39		$16.60		$16.15		$17.02	$16.42		$17.50	$18.00
Income from investment operations:
Net investment income	0.72		1.31		1.26		1.19	0.17		1.39	1.35
Net realized and change in unrealized gain (loss)	0.35		(3.32)		0.36		(0.86)	0.65		(1.18)	(0.56)
Total increase (decrease) from investment operations	1.07		(2.01)		1.62		0.33	0.82		0.21	0.79
Less distributions declared to shareholders:
From net investment income	(0.66)		(1.20)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)
Total distributions declared to shareholders	(0.66)		(1.20)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)
Net asset value common shares, end of period	$13.80		$13.39		$16.60		$16.15	$17.02		$16.42	$17.50
Market value common shares, end of period	$12.33		$11.59		$16.33		$14.29	$15.35		$14.48	$14.97
Net asset value total return(a)	8.09	%(b)	(12.41)%		10.28%		3.00%	4.99	%(b)	1.23%	4.47%
Market value total return(c)	11.98	%(b)	(22.22)%		23.10%		2.33%	7.53	%(b)	5.49%	(1.43)%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$316,188		$306,813		$380,301		$369,976	$390,096		$376,282	$401,956
Expenses, inclusive of interest expense and amortization of debt issuance	4.85	%(d)(e)	4.15	%(d)	2.82	%(d)	2.83%	3.36	%(e)	3.37%	3.20%
Expenses, exclusive of interest expense and amortization of debt issuance	2.44	%(e)	2.46%		2.08%		2.17%	2.20	%(e)	2.03%	2.02%
Net investment income	10.49	%(e)	8.90%		7.60%		8.04%	6.15	%(e)	8.16%	7.54%
Portfolio turnover rate	22.34	%(b)	51.20%		76.03%		127.09%	11.70	%(b)	78.40%	82.47%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of Directors (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 4 for more information on the Adviser's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and they are included as a liability on the Statement of Assets and Liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facility and mandatory redeemable preferred shares.

Income Taxes

The Fund has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

The Fund considers the applicability and impact of all accounting standard updates ("ASU") issued by the Financial Accounting Standards Board. The Fund has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred by the Fund for the six months ended June 30, 2023 were $2,342.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $479 for the six months ended June 30, 2023.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund under the service agreements with State Street for the six months ended June 30, 2023 were $169.

The Fund has retained Destra Capital Advisors LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund under the agreement with Destra for the six months ended June 30, 2023 were $144.

(4) Fair Value of Financial Instruments

Effective October 1, 2022, pursuant to Rule 2a-5 under the Investment Company Act, the Fund's board of directors designated the Fund's Adviser as the Fund's valuation designee to perform the fair value determinations for investments held by the Fund without readily available market quotations subject to the overall supervision of the Fund's Board.

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and a better understanding of the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares", and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Adviser, as the Fund's valuation designee, continues to employ the net asset valuation policy and procedures approved by the Fund's Board that are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policies and procedures, the Adviser evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

fair value. For investments where there is not a readily available market value, the fair value of these investments must typically be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of June 30, 2023 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	146,541	12,780	159,321
Corporate Bonds	—	216,553	—	216,553
Collateralized Loan Obligations	—	—	150,832	150,832
Total Investments	—	363,094	163,612	526,706

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2023:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2022	13,579	148,479	162,058
Purchases	11,220	2,722	13,942
Sales and principal redemptions	(1,567)	(1,826)	(3,393)
Net realized and unrealized gains	186	1,415	1,601
Accrued discounts/(premiums)	3	42	45
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(10,641)	—	(10,641)
Balance as of June 30, 2023	12,780	150,832	163,612
Net change in unrealized gains/(losses) from investments held at June 30, 2023	182	3,517	3,699

Investments were transferred out of Level 3 during the period ended June 30, 2023 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of June 30, 2023.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	9,780	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	3,000	Yield Analysis	Market Yield	11.8-17.4%	11.9%
Collateralized Loan Obligations	150,832	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Total Level 3 Investments	163,612

(a) Unobservable inputs were weighted by the relative fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and mandatory redeemable preferred shares as of June 30, 2023:

	Carrying Value ($)	Fair Value(c) ($)
Credit Facility(a)	98,756	98,756
Series A Mandatory Redeemable Preferred Shares(b)	19,828	20,000
Series B Mandatory Redeemable Preferred Shares(b)	29,732	30,000
Series C Mandatory Redeemable Preferred Shares(b)	49,482	50,000
Total	197,798	198,756

(a) The Credit Facility (as defined below) carrying value is the same as the principal amounts outstanding.

(b) The liquidation preference of the mandatory redeemable preferred shares approximates its fair value.

(c) The fair value of these debt obligations would be categorized as level 2 under ASC 820-10.

(5) Common Stock

Common share transactions were as follows:

	For the Six Months Ended June 30, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,915	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,915	429,113

The Board has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the six months ended June 30, 2023.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212,000 at any one time outstanding. The Credit Facility's stated maturity date is June 14, 2024. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of June 30, 2023, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of June 30, 2023, there was $98,756 outstanding under the Credit Facility. Since June 14, 2022, the interest rate charged on the Credit Facility is based on an applicable Secured Overnight Financing Rate ("SOFR") rate plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). The Fund is required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility. For the six months ended June 30, 2023 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Six Months Ended June 30, 2023 ($)
Stated interest expense	2,092
Unused commitment fees	104
Amortization of debt issuance costs	43
Total interest and credit facility fees expense	2,239
Cash paid for interest	2,660
Annualized average stated interest rate	5.65%
Average outstanding balance	74,617

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $20,000, 1,200 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $30,000 and 2,000 shares of Series C Mandatory Redeemable Preferred Shares for gross proceeds of $50,000 (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares"). Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $100,000.

The redemption dates for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP Shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP Shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of June 30, 2023, the Fund was in compliance in all material respects with the terms of the MRP Shares.

The Fund's MRP Shares activity for the six months ended June 30, 2023 was as follows:

	Series A	Series B	Series C
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRP Shares balance as of June 30, 2023 were as follows:

	Series A	Series B	Series C	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(172)	$(268)	$(518)	$(958)
Carrying value	$19,828	$29,732	$49,482	$99,042

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the Statement of Operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the six months ended June 30, 2023:

	Series A	Series B	Series C	Total
Stated dividends	$259	$389	$762	$1,410
Amortization of deferred issuance costs	$28	$41	$49	$118
Total interest expense	$287	$430	$811	$1,528
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$258	$387	$758	$1,403

(8) Investment Transactions

For the six months ended June 30, 2023, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sales of Investments
$155,053	$110,877

(9) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its Board from a cash management perspective or in the best interest of shareholders due to other facts and

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

circumstances. For the six months ended June 30, 2023, the Fund incurred U.S. federal excise tax of $255.

As of December 31, 2022, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(10) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many, other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Reference Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. Following the discontinuance of the USD LIBOR after June 30, 2023, the Financial Conduct Authority has decided to require the publication of USD LIBOR in three settings (one-month, three-month and six-month) using a synthetic methodology until at least September 30, 2024. As of January 1, 2022, all non-USD LIBOR reference rates in all settings ceased to be published. There can be no assurance that USD synthetic LIBOR will remain available in the future.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee (the "ARRC"), a steering committee comprised of large U.S. financial institutions, has identified the SOFR as its preferred alternative rate for LIBOR. On December 6, 2021, the ARRC released a statement selecting and recommending forms of SOFR, along with associated spread adjustments and conforming changes, to replace references to 1-week and 2-month USD LIBOR. We expect that a substantial portion of our future floating rate investments will be linked to SOFR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.

Given the inherent differences between LIBOR and SOFR, or any other alternative reference rates that may be established, the transition from LIBOR may disrupt the overall financial markets and adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities. In addition, changes or reforms to

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value and/or transferability of the LIBOR indexed, floating rate debt securities in the Fund's portfolio.

Additionally, the Fund may need to renegotiate the credit agreements extending beyond June 30, 2023 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, which could require us to incur significant time and expense and may subject the Fund to disputes or litigation over the appropriateness or comparability to the relevant replacement reference index. The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in the Fund's accounting, financial reporting, loan servicing, liability management and other aspects of our business. The Fund is in the process of transitioning its investments from LIBOR to SOFR and the Fund does not expect that the transition will have a material impact on its business, financial condition or results of operations.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The UK ceased to be a member state of the EU on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund may make investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption and Geopolitical Risk

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes, and global health epidemics or outbreaks of infectious diseases), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including rising trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the war in Ukraine and Russia, and health epidemics and pandemics, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between reference rates, which may have an effect on the net asset value of the Fund's common shares.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

(11) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the six months ended June 30, 2023, except as discussed below:

The following common share distributions were declared on July 11, 2023:

Ex-Date: July 20, 2023
Record Date: July 21, 2023
Payable Date: July 31, 2023
Per Share Amount: $0.1125

The following common share distributions were declared on August 11, 2023:

Ex-Date: August 18, 2023
Record Date: August 21, 2023
Payable Date: August 31, 2023
Per Share Amount: $0.1125

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

June 30, 2023 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2022 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs+ 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management	3	Terex Corporation; CION Ares Diversified Credit Fund; Ares Private Markets Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Partner, Portfolio manager and Chairman of Global Liquid Credit in the Ares Credit Group; Member of the Ares Credit Group's Liquid Credit Investment Committee and the Fund's Investment Committee.	1	None
Independent Directors
Elaine Orr+ 1966	Director	Since 2022*	Independent Consultant; from 2018 to 2019, Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	2	CION Ares Diversified Credit Fund; Engine No. 1; Transform 500 ETF; Engine No. 1; Transform Climate ETF; Engine No. 1; Transform Supply Chain ETF
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector+ 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	2	CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. David A. Sachs and Seth J. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2026 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

** Term continues until the Fund's 2024 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

*** Term continues until the Fund's 2025 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

+ Preferred Stock elected Director.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Seth J. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Liquid Credit Investment Committee and the ARDC Investment Committee. Seth J. Brufsky joined Ares in 1998.

Penni F. Roll 1965	Treasurer	Since 2016

Penni F. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. Penni F. Roll serves as the Chief Financial Officer of Ares Capital Corporation ("ARCC") and Treasurer of ARDC and Cion Ares Diversified Credit Fund ("CADC") and as Vice President of Ares Strategic Income Fund ("ASIF"). Penni F. Roll may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Penni F. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Penni F. Roll previously served as Chief Financial Officer of ARDC from October 2016 to September 2017. Penni F. Roll joined Ares in April 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Lisa Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. Lisa Morgan also serves as the Chief Compliance Officer of ARCC, ASIF, CADC and Ares Private Markets Fund ("APMF"). Lisa Morgan joined Ares in September 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Scott Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Scott Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC and Chief Financial Officer and Treasurer of ASIF. Scott Lem also serves as Chief Financial Officer of CADC. Scott Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Scott Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017- 2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal Group, where Ian Fitzgerald focuses on credit matters. Additionally, Ian Fitzgerald serves as Chief Legal Officer, General Counsel and Secretary of CADC and APMF, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager	Since 2013

Keith Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group and Portfolio Manager of ARDC. Additionally, Keith Ashton serves as a member of the Ares Credit Group's Alternative Credit Executive Committee, Alternative Credit Investment Committee, the ARDC Investment Committee, the Ares Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Diversity, Equity and Inclusion Council. Keith Ashton has also served as a Vice President of ARDC since 2013 and one of four Portfolio Managers of ARDC since 2012. Keith Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Daniel Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, Daniel Hayward serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Daniel Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments. Additionally, Charles Arduini serves as a member of the Ares Credit Group's Pathfinder Core Fund and ARDC Investment Committee. Charles Arduini joined Ares in 2011.

Semi-Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2023 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, Samantha Milner serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee. Samantha Milner also serves on the Ares Diversity, Equity and Inclusion Council. Samantha Milner joined Ares in 2004.

Kapil Singh 1971	Vice President	Since 2018

Kapil Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where Kapil Singh is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, Kapil Singh serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Kapil Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where Kapil Singh managed high yield bonds across strategies and portfolios in a variety of investment vehicles.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Joshua Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares, where Joshua Bloomstein focuses on credit matters. Joshua Bloomstein is General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Additionally, Joshua Bloomstein serves as Vice President and Assistant Secretary of CADC. Joshua Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Naseem Sagati Aghili is General Counsel and Secretary of Ares. Naseem Sagati Aghili is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee, Communications Committee and the Ares Diversity, Equity and Inclusion Council. Naseem Sagati Aghili also serves as Vice President of ASIF, ARCC, ARDC, APMF and CADC. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili joined Ares in 2009.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2023

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable for this filing.

Item 3. Audit Committee Financial Expert.

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for this filing.

(a)(2) Not applicable for this filing.

(a)(3) Not applicable for this filing.

(a)(4) Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (File No. 811-22535) of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

During the six months ended June 30, 2023, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/23 through 01/31/23	None	--	None	1,781,899

Month #2 02/01/23 through 02/28/23	None	--	None	1,781,899

Month #3 03/01/23 through 03/31/23	None	--	None	1,781,899

Month #4 04/01/23 through 04/30/23	None	--	None	1,781,899

Month #5 05/01/23 through 05/31/23	None	--	None	1,781,899

Month #6 06/01/23 through 06/30/23	None	--	None	1,781,899

Total	None	--	None	1,781,899

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	August 31, 2023

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	August 31, 2023